UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2009

______________________________

KBR, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

601 Jefferson Street

Suite 3400

Houston, Texas 77002

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On March 24, 2009, KBR announced that it has appointed William C. Bodie as Interim President of KBR’s Government and Infrastructure Business Unit. The press release announcing the appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1      Press Release dated March 24, 2009, entitled “KBR Announces Interim President of Government and Infrastructure Business Unit”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: March 24, 2009	By:	/s/ Jeffrey B. King
Vice President, Public Law

Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:	Heather Browne
March 24, 2009	Director, Communications
713-753-3775
heather.browne@kbr.com

Rob Kukla, Jr.
Director, Investor Relations
713-753-5082
investors@kbr.com

KBR Announces Interim President of Government and Infrastructure

Business Unit

HOUSTON – KBR (NYSE:KBR) today announced William C. Bodie has been appointed Interim President, KBR Government and Infrastructure (G&I). Bodie joined KBR in March 2005 and is a member of KBR’s G&I executive management team serving as Senior Vice President Customer Relations and Strategy.

During his tenure with KBR, Bodie has overseen liaison activities with G&I’s global customers and has been responsible for the business unit’s development, marketing, government affairs and internal communications functions. Prior to joining KBR, Bodie served as Vice President, Defense Programs at DFI International, a major analytical services firm for the Office of the Secretary of Defense and the US Military.

Bodie also served as the first Communications Director for the US Air Force from 2001-2004 where he reported directly to the Secretary and Chief of Staff of the Air Force. At the Air Force he was also a senior advisor on policy and communications to Air Force leadership. Bodie was also a Senior Fellow at the National Defense University, the nation’s highest professional military education institution, where he authored numerous published articles and essays on national security affairs and emerging markets.

Bodie has a Master’s Degree in politics from New York University and a Bachelor’s Degree in history from Columbia University.

“During this transition to Bill’s leadership, I am confident that G&I will continue to deliver experienced, high-quality service to its customers,” said William P. Utt, KBR Chairman, President and CEO. “My thanks go to G&I’s more than 34,000 employees for their continued work and support.”

KBR is a global engineering, construction and services company supporting the energy, hydrocarbon, government services and civil infrastructure sectors. The company offers a wide range of services through its Downstream, Government and Infrastructure, Services, Technology, Upstream and Ventures business segments. For more information, visit www.kbr.com.